Exhibit 10.1

BRIDGE NOTE AND WARRANT PURCHASE AGREEMENT

THIS BRIDGE NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of May 14, 2009 by and between CNS Response, Inc., a Delaware corporation (the “Company”), and SAIL Venture Partners, LP (the “Investor”.)

Agreement

In consideration for the mutual promises and covenants herein, the parties agree as follows:

Section 1 – Purchase and Sale of Notes and Warrants

1.1           Agreement to Purchase and Sell Notes and Warrants.

a)           First Closing.  Subject to the terms and conditions of this Agreement, the Investor agrees to purchase, and the Company agrees to sell and issue to the Investor, a Secured Convertible Promissory Note in the principal amount of $200,000, substantially in the form attached hereto as Exhibit A (a “Note”), at the first closing (the “First Closing”).  In addition, in order to induce the Investor to purchase this Note, the Company shall issue to the Investor at the First Closing a warrant in the form attached hereto as Exhibit B (a “Warrant”) that will permit the Investor to purchase up to 100,000 shares of common stock at a purchase price equal to $0.25 per share.

b)           Second Closing.  Subject to the terms and conditions of this Agreement, the Investor agrees to purchase, and the Company agrees to sell and issue to the Investor, a Note in the principal amount of $200,000 at the second closing (the “Second Closing”).  In addition, in order to induce the Investor to purchase this Note, the Company shall issue to the Investor at the Second Closing a Warrant that will permit the Investor to purchase up to 100,000 shares of common stock at a purchase price equal to $0.25 per share.

c)           Securities.  The Notes and Warrants issued pursuant to this Agreement, and any securities issuable upon conversion or exercise of such Notes and Warrants or upon conversion of the shares of stock to be issued upon conversion or exercise of such Notes and Warrants, are referred to herein as the “Securities.”

1.2           Closings.

a)           The First Closing shall take place at the offices of the Company at 10:00 a.m., California time, on the date hereof, or at such other location, date and time as may be agreed upon by the Investor and the Company (the “First Closing Date”).  At the First Closing, the Company shall issue and deliver to the Investor the Note and Warrant described in Section 1.1(a), both of which shall be acknowledged and agreed to by the Investor.  As payment in full for such Note, the Investor shall deliver to the Company a check payable to the order of the Company in the amount of $200,000, or transfer such sum to the account of the Company by wire transfer.  As payment in full for such Warrant, the Investor shall deliver to the Company a check payable to the order of the Company in the amount of $20, or transfer such sum to the account of the Company by wire transfer, which the parties agree is the fair market value of the Warrant being so issued.  The obligation of the Investor to purchase and pay for the Note and Warrant at the First Closing is, unless waived by the Investor, subject to the condition that the Company’s representations and warranties contained in Section 2 are true, complete and correct on and as of the First Closing Date.  The obligation of the Company to sell and issue the Note and Warrant at the First Closing is, unless waived by the Company, subject to the condition that the Investor’s representations and warranties contained in Section 3 are true, complete and correct on and as of the First Closing Date.

b)           The Second Closing shall take place at the offices of the Company at 10:00 a.m., California time, at such location, date and time as may be agreed upon by the Investor and the Company, but which shall in no event be earlier than June 3, 2009 (the “Second Closing Date”).  At the Second Closing, the Company shall issue and deliver to the Investor the Note and Warrant described in Section 1.1(b), both of which shall be acknowledged and agreed to by the Investor.  As payment in full for such Note, the Investor shall deliver to the Company a check payable to the order of the Company in the amount of $200,000, or transfer such sum to the account of the Company by wire transfer.  As payment in full for such Warrant, the Investor shall deliver to the Company a check payable to the order of the Company in the amount of $20, or transfer such sum to the account of the Company by wire transfer, which the parties agree is the fair market value of the Warrant being so issued.  The obligation of the Investor to purchase and pay for the Note and Warrant at the Second Closing is, unless waived by the Investor, subject to the conditions that (i) the Company’s representations and warranties contained in Section 2 are true, complete and correct on and as of the Second Closing Date, (ii) the Company has not breached any of its covenants in Section 4 as of the Second Closing Date, (iii) the Company has entered into a signed term sheet acceptable to Investor in which one or more investors have committed to participate in an equity financing of not less than $2,000,000, excluding any and all notes and other liabilities or indebtedness which are converted, and with the principal purpose of raising capital, (iv) the Company has not encountered any material adverse changes since the date of this Agreement and (v) the Company, including the TRD study, has performed in a satisfactory manner since the date of this Agreement.  The determination of whether the conditions in the previous sentence have been met shall be determined by the Investor, in its sole discretion.  The obligation of the Company to sell and issue the Note and Warrant at the Second Closing is, unless waived by the Company, subject to the condition that the Investor’s representations and warranties contained in Section 3 are true, complete and correct on and as of the Second Closing Date.

Section 2 - Representations and Warranties
of the Company

The Company represents and warrants to the Investor as follows:

2.1           Existence of Company.  The Company is a duly organized Delaware corporation.  The Company is validly existing and in good standing in all jurisdictions where it conducts its business.

2.2           Authority to Execute.  The execution, delivery and performance by the Company of (i) this Agreement, (ii) the  Notes and the Warrants pursuant to the terms of this Agreement, including the Notes issuable pursuant to Section 4.1, and (iii) any financing statements thereunder (collectively, the “Loan Documents”) are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, do not and will not conflict with any provision of law or organizational document of the Company (including its Articles of Incorporation or Bylaws) or of any agreement or contractual restrictions binding upon or affecting the Company or any of its property and need no further stockholder or creditor consent.

2.3           No Stockholder Approval Required.  No approval of the Company’s stockholders is required for (i) the entry by the Company into this Agreement, (ii) the issuance of the Notes and Warrants contemplated by this Agreement, (iii) the granting of the security interest under the terms of such Notes or (iv) the issuance of any shares of stock upon conversion or exercise of such Notes and Warrants or upon conversion of the shares of stock to be issued upon conversion or exercise of such Notes and Warrants.

2.4           Valid Issuance.  The shares of stock to be issued upon conversion or exercise of the Notes and Warrants contemplated by this Agreement or upon conversion of the shares of stock to be issued upon conversion or exercise of such Notes and Warrants will be, upon issuance, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Loan Documents, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor.  Assuming the accuracy of the representations of the Investor in Section 3 of this Agreement, such Notes and Warrants and the shares of stock to be issued upon conversion or exercise of such Notes and Warrants or upon conversion of the shares of stock to be issued upon conversion or exercise of such Notes and Warrants will be issued in compliance with all applicable federal and state securities laws.  The issuance of such Notes, Warrants and shares will not trigger any anti-dilution protections.

2.5           Binding Obligation.  This Agreement is, and the other Loan Documents when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

2.6           Litigation.  No litigation or governmental proceeding is pending or threatened against the Company which may have a materially adverse effect on the financial condition,  operations or prospects of the Company, and to the knowledge of the Company, no basis therefore exists.

2.7           Intellectual Property.  To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others.  There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

Section 3 - Representations and Warranties
of the Investor

The Investor represents and warrants to the Company:

3.1           Authorization; Binding Obligations.  The Investor has full power and authority to enter into this Agreement and each of the other Loan Documents to which it is a party, and this Agreement and each other Loan Document constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors’ rights generally and to general equitable principles.

3.2           Accredited Investor.  The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

3.3           Investment for Own Account.  The Notes and Warrants issued pursuant to this Agreement and the shares of stock to be issued upon conversion or exercise of such Notes and Warrants or upon conversion of the shares of stock to be issued upon conversion or exercise of such Notes and Warrants are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.

Section 4 - Covenants of the Company

4.1           Brandt Note.  At the election of the Investor at its sole discretion, the Company agrees that it shall take all necessary actions to allow and cause Brandt Ventures, GP (“Brandt”) to cancel the promissory note issued by the Company to Brandt on March 30, 2009 in return for all amounts due and payable under such note and, in the event such note is so cancelled, accept from Investor, and promptly pay to Brandt, all amounts due and payable under such note.  Upon payment to Brandt of the amounts due under the terms of the note issued to Brandt on March 30, 2009 and cancellation of such note, a Note shall promptly be issued to Investor in the principal amount equal to the payment made by Investor under the terms of this Section 4.1.  The Company agrees that the Investor may compel the Company to take the actions set forth in this Section 4.1 so long as the note issued to Brandt on March 30, 2009 is outstanding.

4.2           Future Financings.  The Company covenants to allow Investor, at Investor’s election, to participate in all future financings of the Company up to an aggregate participation by Investor of $10,000,000 in addition to the amounts invested by the Investor in the Company after the transactions contemplated by this Agreement are consummated.  The Company shall provide adequate notice to the Investor of all such future financings.  Notwitstanding the foregoing, Investor is not obligated to participate in any future financings.

4.3           Registration Rights Agreement.  Notwithstanding any provision in the Loan Documents, the Company agrees that all securities issued upon conversion or exercise of the Notes and Warrants contemplated by this Agreement or upon conversion of the shares of stock to be issued upon conversion or exercise of such Notes and Warrants will be subject to a Registration Rights Agreement between the Company and Investor.  In the event that the terms of such Notes and Warrants do not provide for such a Registration Rights Agreement, the Company agrees to work with Investor in good faith to prepare and execute such a Registration Rights Agreement on terms reasonably satisfactory to Investor at the time such Notes and Warrants are converted or exercised.

4.4           Restrictive Covenants.  Without the consent of Investor, the Company shall not:

a)           effect a merger, reorganization, or sell, exclusively license or lease, or otherwise dispose of any assets of the Company with a value in excess of $20,000, other than in the ordinary course of business;

b)           borrow, guaranty or otherwise incur indebtedness in excess of $100,000;

c)           acquire all or substantially all of the properties, assets or stock of any other corporation or entity or assets with a value greater than $50,000; or

d)           form, contribute capital or assets to, or make a loan or advance in excess of $50,000 to (i) any partially-owned or wholly-owned subsidiary, (ii) a joint venture or (iii) a similar business entity.

Section 5 - Miscellaneous

5.1           No Waiver; Cumulative Remedies.  No failure or delay on the part of any party to any Loan Document in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power.  The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

5.2           Amendments and Waivers.  No amendment or waiver of any provisions of this Agreement or the Notes and Warrants that may be issued pursuant to this Agreement shall be effective unless such amendment or waiver is in writing signed by the Company and the Investor.  Any such amendment, waiver or modification effected in accordance with this paragraph shall be binding upon both the Company and the Investor.

5.3           Notices, Etc.   All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person, sent by facsimile transmission to the number set forth on the signature page hereof only if a hard copy is sent by U.S. mail to the recipient within 24 hours of facsimile transmission, or such other number as may hereinafter be designated in writing by the recipient to the sender, or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or overnight delivery service (e.g., Federal Express) addressed to such party at the address set forth on the signature page hereof or such other address as may hereafter be designated in writing by the addressee to the sender.  All such notices, advises and communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of facsimile transmission, on the date of transmission; and (c) in the case of mailing or delivery by service, on the date of delivery as shown on the return receipt or delivery service statement.

5.4           Costs and Expenses.  The Company agrees to be responsible for its costs and expenses incurred in connection with the preparation of the Loan Documents and to reimburse Investor for all of its costs and expenses incurred in connection with the preparation of the Loan Documents, including legal fees of the Investor’s outside counsel.  If any litigation, contest, dispute, suit, proceeding or action is instituted between or among any of the parties hereto regarding the enforcement or interpretation of this Agreement or any of the Exhibits hereto, the prevailing party shall be entitled to reimbursement from the other party or parties for all reasonable expenses, costs, charges and other fees (including legal fees) incurred in connection with or related to such dispute.

5.5           Governing Law.  The Loan Documents shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state; provided, however, that the perfection of the security interests in the Collateral shall be governed and controlled by the laws of the relevant jurisdiction or jurisdictions under the Uniform Commercial Code.  The Company and

Investor consent to personal jurisdiction in Orange County, California.

5.6           Severability.  If any term in this Agreement is held to be illegal or unenforceable, the remaining portions of this Agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable.

5.7           Binding Effect; Assignment.  The Loan Documents shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors and assigns.  The Company may not assign its rights or interest under the Loan Documents without the prior written consent of the Representative.

5.8           Transfer of Securities.  Notwithstanding the legend required to be placed on the Securities by applicable law, no registration statement or opinion of counsel shall be necessary: (a) for a transfer of Securities by an Investor that is a partnership or a limited liability company (an “L.L.C.”) to a partner or member of such partnership or L.L.C. or a retired partner or member of such partnership or L.L.C. who retires after the date hereof; (b) for a transfer of Securities to the estate of any such partner or member or retired partner or member or for a transfer of Securities by gift, will or intestate succession of any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or member or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were the original Investor hereunder; (c) for a transfer of Securities by an Investor that is an entity to any affiliated entity; or (d) for a transfer of Securities pursuant to SEC Rule 144 or any successor rule, or for a transfer of Securities pursuant to a registration statement declared effective by the SEC under the Act.

5.9           Survival of Representations, Warranties and Covenants.  The representations, warranties and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement indefinitely, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the other parties.

5.10           California Commissioner of Corporations.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATIONS BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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SIGNATURE PAGE TO
BRIDGE NOTE AND WARRANT PURCHASE AGREEMENT

	THE COMPANY:		THE INVESTOR:

	CNS Response, Inc.		SAIL Venture Partners, LP

By:		By:

Name:	George Carpenter	Name:	David B. Jones

Its:	Chief Executive Officer	Its:	Managing Partner

2755 Bristol Street, Suite 285 Costa Mesa, CA 92626		600 Anton Boulevard, Suite 1010 Costa Mesa, CA 92626

Phone: Fax:	(714) 545-3288 (866) 294-2611	Phone: Fax:	(714) 241-7500 (815) 642-0271

EXHIBIT A
FORM OF NOTE

EXHIBIT B
FORM OF WARRANT